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     Investment Restructuring and Preferred Stock Purchase Agreement (the
"Agreement") effective as of August 31, 1998 by and between VCS Technologies, Inc. (the "Company"), and Apex Communications, Inc. ("Apex"). The Company and Apex may be referred to herein collectively as the "Parties" or individually as a "Party."

     WHEREAS the Parties have agreed to restructure Apex's existing investment in the Company for the purpose of facilitating a possible initial public offering of securities (the "IPO") currently proposed to be conducted by the Company during 1998,

     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the Parties hereby agree as follows:

1 Acknowledgments. The Parties acknowledge that the provisions of this Section 1 accurately and completely list and describe all of the Company's securities owned by Apex (together with all of the additional rights and privileges pertaining thereto) and all of the indebtedness owed to Apex by the Company. The Parties further acknowledge that all references herein to the Company's common stock (the "Common Stock") are effective as of the date of this Agreement. Upon the effective date (if any) of an anticipated reverse stock split of the outstanding Common Stock to be effected following the date of this Agreement, all references to the Common Stock contained herein shall be deemed adjusted in accordance with such reverse stock split.

     1.1 Term Note. Apex holds a promissory note due March 1, 2000, in the principal amount of $92,974, issued to Apex by the Company as of March 1, 1998 (the "Term Note").

     1.2 Existing Warrants. Apex owns of record warrants (the "Existing Warrants") to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $2.00 per share.

     1.3 Interest Indebtedness. The Company is obligated to pay to Apex the aggregate amount of $15,051, (the "Interest Indebtedness"), which amount is comprised of (i) unpaid interest in the amount of $8,544 accrued on loans in the principal amount of $100,000 made by Apex to the Company during 1997; and (ii) unpaid interest in the amount of $6,507 accrued on the Term Note from March 1, 1998 through the date hereof. The Parties acknowledge that no interest has accrued or will accrue on any portion of the Interest Indebtedness.

2 Restructuring of Apex's Investment and Purchase of Preferred Stock. Apex hereby agrees as follows:

     2.1 Purchase of Preferred Stock; Cancellation of the Term Note. Effective as of the date hereof, Apex hereby agrees to purchase from the Company, and the Company agrees to sell to Apex, 1,080 shares of the Company's Series A Preferred Stock (the "Series A Shares") for an aggregate purchase price of $108,025. As payment for the Series A Shares purchased hereby, Apex has waived payment of the Interest Indebtedness and has surrendered the Term Note to the Company and the Term Note is hereby canceled, null and void, and of no further effect. The Company shall deliver to Apex a certificate representing the Series A Shares as soon as practicable following the date of this Agreement.

     2.2 Cancellation of the Existing Warrants. The Existing Warrants are hereby canceled, null and void, and of no further effect.

3 Consideration. In consideration for the restructuring of Apex's investment in the Company and the purchase of the Series A Shares as provided in Section 2 above, the Company hereby agrees to issue to Apex warrants to purchase an aggregate of 50,000 shares of Common Stock (the "New Warrants"), such warrants exercisable at an exercise price of $0.10 per share during the period beginning on the date hereof and ending on March 1, 2003.

4 Representations and Warranties of the Company. The Company represents and warrants to Apex as follows:

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     4.1 The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware with full power and authority to operate its business as currently conducted.

     4.2 The authorized capital stock of the Company consists of 9,990,000 shares of Common Stock and 10,000 shares of Preferred Stock. Each outstanding share of Common Stock is duly authorized, validly issued, fully paid and non-assessable, and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. No shares of Preferred Stock are currently outstanding. As soon as practicable following the date of this Agreement, the Company shall take such corporate actions and shall make such filings with the Secretary of State of the State of Delaware as may be necessary to authorize, designate and issue the Series A Shares in accordance with this Agreement.

     4.3 The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized by the Company and, when executed and delivered by the Company will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     4.4 Except as set forth in Section 4.2 above, no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company under this Agreement (except for such filings as may be required under federal and state securities laws).

5    Representations and Warranties of Apex. Apex hereby represents and warrants to the Company as follows:

     5.1 Apex has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized by Apex and, when executed and delivered by Apex will constitute the legal, valid and binding obligation of Apex, enforceable against Apex in accordance with its terms. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority, or any court or any other tribunal, is required by Apex for the execution, delivery or performance by Apex under this Agreement.

     5.2 Apex has received, read carefully and is familiar with this Agreement. Respecting the Company, Apex is familiar with the Company's business and financial condition and any other matters relating to the transactions contemplated hereby; Apex has received all materials which have been requested by it, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that Apex has put to it. Apex has taken all the steps necessary to evaluate the merits and risks of the refinancing transactions contemplated hereby.

     5.3 Apex has been advised by the Company to consider retaining legal counsel in connection with the preparation and the execution of this Agreement.

     5.4 Apex represents that it is an "accredited investor" as such term is defined in Rule 501 of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     5.5 Apex has such knowledge and experience in finance, securities, investments and other business matters so as to be able to evaluate the merits and risks of its investment in the Company.

     5.6 Apex has adequate means of providing for its current and foreseeable future needs and has no need for liquidity of its investment in the Company. Apex recognizes and is fully cognizant of the fact that its investment in the Company involves a high degree of risk, and Apex represents that it can afford to bear such risk, including, without limitation, the risk of losing the entire investment.

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     5.7 Apex has been advised by the Company that (i) none of the Series A
Shares, the New Warrants or the shares of Common Stock underlying the New Warrants (the "Underlying Shares") has been registered under the Securities Act, and that the Series A Shares, the New Warrants and the Underlying Shares will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and under similar exemptions under applicable state securities laws; (ii) none of the Series A Shares, the New Warrants or the Underlying Shares has been registered or qualified with any federal or state agency or self-regulatory organization, and
(iii) the Company's reliance on exemptions from federal and state registration or qualification requirements is based in part upon the representations made by Apex contained in this Agreement.

     5.8 Apex has been advised by the Company of, and/or it is otherwise familiar with, the nature of the limitations on the transfer of the Series A Shares, the New Warrants and the Underlying Shares imposed by the Securities Act and the rules and regulations promulgated thereunder. In particular, Apex agrees that no sale, assignment or transfer of any of the Series A Shares, the New Warrants or the Underlying Shares shall be valid or effective (and agrees to not so sell, assign or transfer any of the Series A Shares, the New Warrants or the Underlying Shares), and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless the sale, assignment or transfer is
(i) registered under the Securities Act, it being understood that none of the Series A Shares, the New Warrants or the Underlying Shares is currently registered for sale; or (ii) made in accordance with all the requirements and limitations of Rule 144 under the Securities Act. Apex acknowledges that the Series A Shares, the New Warrants and the Underlying Shares shall be subject to a stop transfer order and that the certificate or certificates evidencing the Series A Shares, the New Warrants and the Underlying Shares shall bear the following legend (and such other legends as may be required by state blue sky laws):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (1) A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (2) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

     5.9 Apex is acquiring the Series A Shares, the New Warrants and the Underlying Shares for its own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein. Apex has no present intention of distributing or selling to others any of such interest or granting any participation therein.

     5.10 It never has been represented, guaranteed or warranted by any of the Company, the Company's officers, directors, stockholders, employees or agents, or any other person, whether expressly or by implication, that (i) the Company or Apex will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or Apex's investment; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the Company's activities or the ownership of the Series A Shares, the New Warrants or the Underlying Shares.

     5.11 Apex is not acquiring the Series A Shares, the New Warrants or the Underlying Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any

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seminar or meeting, or any solicitation of a share exchange by a person other than a representative of the Company with whom Apex had a pre-existing relationship.

     5.12 Apex is not relying on the Company with respect to the tax and other economic considerations of an investment.

6    Indemnification.

     6.1 Survival of Representations and Warranties. The representations and warranties contained herein shall survive the execution and delivery of this Agreement and shall continue forever thereafter.

     6.2 Indemnification for the Benefit of the Company. Apex acknowledges that it understands the meaning and legal consequences of the representations and warranties contained in Section 5 hereof, and agrees to indemnify and hold harmless the Company and each of the Company's officers, directors, employees and agents from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty.

     6.3 Indemnification for the Benefit of Apex. The Company acknowledges that it understands the meaning and legal consequences of the representations and warranties contained in Section 4 hereof, and agrees to indemnify and hold harmless Apex and each of Apex's officers, directors, employees and agents from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty.

7    Company's Right of First Purchase.

     7.1 Company's Right of First Purchase. For such time until the date prior to the effective date of the registration statement filed in connection with the Company's initial public offering, any shares of Common Stock held by Apex will be subject to the Company's right of first purchase. By virtue of that right, such shares of Common Stock may not be transferred to any person or entity unless such transfer occurs within the 30 days immediately following either (i) the expiration of 30 days following written notice by Apex to the Company identifying the prospective transferee and offering the Company the first opportunity to purchase such stock at its Fair Market Value (as defined below) in cash; or (ii) the Company's election to not purchase such shares of Common Stock after receipt of such notice. This right of first purchase shall terminate with respect to any shares of Common Stock with respect to which the Company was offered but did not exercise its right of first purchase. The Company may assign all or any portion of its right of first purchase to any one or more of its stockholders, or to a pension or retirement plan or trust for employees of the Company, who may then exercise the right so assigned. The Company's right of first purchase shall terminate on the date prior to the effective date of the registration statement filed in connection with the Company's initial public offering.

     7.2 Definition of Fair Market Value. The "Fair Market Value" of Common Stock will mean the price at which one could reasonably expect such stock to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such stock. Such Fair Market Value will be that which has currently or most recently been determined for this purpose by the Board of Directors of the Company, or at the sole discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving shares of such stock, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the values of securities of issuers whose stock is publicly traded and which are engaged in similar businesses, the effect of transfer restrictions to which such stock may be subject under law and under the applicable terms of any contract governing such stock, the absence of a public market for such stock and such other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value will be conclusive and binding notwithstanding the possibility that other persons might make a different determination. If the Fair Market Value to be used was thus fixed more than sixteen months prior to the day as of which

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Fair Market Value is being determined, it will in any event be no less than the book value of the stock being valued at the end of the most recent period for which financial statements of the Company are available.

8    Miscellaneous.

     8.1 Confidentiality. Apex hereby acknowledges and agrees that this Agreement is confidential, and that its terms and contents shall not be disclosed to any person other than through a press release of the Company.

     8.2 Payment of Expenses. Except as expressly otherwise provided, each of the Parties hereto shall pay all expenses and disbursements incurred by its officers, employees, attorneys, accountants, financial advisers and other agents and representatives in connection with this Agreement and the performance of its obligations hereunder.

     8.3 Notices. Any notices required or permitted to be given to, or served upon, either Party hereto pursuant to this Agreement shall be sufficiently given or served if sent to such Party by registered or certified mail, addressed to it at its address, as set forth below, or to such other address as it shall designate by written notice to the other parties addressed as follows:

              VCS Technologies, Inc.
              456 Glenbrook Road
              Stamford, CT 06906
              Att: William Wheaton III, President and CEO

              Apex Communications, Inc.
              -------------------------
              -------------------------

     8.4 Counterparts. This Agreement may be executed in any number of counterparts and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute only one and the same instrument.

     8.5 Entire Agreement. This agreement constitutes the entire agreement between the Parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the Parties hereto with respect to the subject matter hereof.

     8.6 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Party against whom enforcement of any such modification or agreement is sought. Either Party hereto may, by an instrument in writing, waive compliance by the other Party with any term or provision of this Agreement to be performed or complied with by such other Party hereto. The waiver by any Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

     8.7 Assignment. This Agreement is personal in nature and neither of the Parties shall, without the written consent of the other, assign or transfer its rights or obligations hereunder to another person or entity, except as herein expressly provided or permitted and except that the Company may transfer all or any portion of its rights or obligations hereunder to any of its affiliates without such prior written consent. Subject to the foregoing provisions of this
Section 8.7, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

     8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York and all disputes arising hereunder shall be adjudicated solely before the courts of New York to whose jurisdiction the Parties hereto consent.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement and caused the same to be delivered on their behalf as of the date first above written.

Apex Communications, Inc.                   VCS Technologies, Inc.

By:   /s/ Scott Wheaton              By:    /s/ William Wheaton
      --------------------------            ----------------------------------
      Scott Wheaton, President              William Wheaton, President and CEO

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